UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):         June 6, 2002

HYPERTENSION DIAGNOSTICS, INC.
(Exact name of Registrant as specified in its charter)

Minnesota	0-24635	41-1618036

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2915 Waters Road, Suite 108
Eagan, Minnesota	55121

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:       651-687-9999

SIGNATURE
EX-4.1 Amendment to Class A Warrant Agreement
EX-4.2 Amendment to Class B Warrant Agreement
EX-99.1 Notice to Warrant Holders
EX-99.2 Press Release dated June 6, 2002

Items 1, 2, 3, 4, 6, and 8 are not applicable and therefore omitted.

ITEM 5. OTHER EVENTS.

     On April 5, 2002, Hypertension Diagnostics, Inc. (the “Company”) filed a Registration Statement on Form S-3 (File No. 333-85632) relating to the offering of 2,356,073 Redeemable Class B Warrants (the “Class B Warrant”) to eligible holders of the Company’s Redeemable Class A Warrants (the “Class A Warrant”). On June 6, 2002, the Company filed a Pre-Effective Amemdent No. 1 to the registration statement. The registration statement was declared effective by the U.S. Securities and Exchange Commission on June 6, 2002.

     In connection with the effectiveness of the registration statement, the Company has reduced the exercise price of its Class A Warrant from $5.15 to $1.80 per share of Common Stock issuable upon exercise of the Class A Warrant and has reduced the exercise price of its Class B Warrant from $5.85 to $2.00 per share of Common Stock issuable upon exercise of the Class B Warrant. The Company has also extended the expiration date of the Class A Warrant from July 22, 2002 to August 7, 2002. The reduction in the respective exercise prices of the Class A Warrant and the Class B Warrant and the extension of the Class A Warrant expiration date is effective as of June 6, 2002.

     Attached as Exhibit 4.1 hereto is the Amendment No. 2 to the Class A Warrant Agreement, dated as of June 6, 2002, by and between the Company and U.S. Bank, N.A. (formerly known as Firstar Bank, N.A.) relating to the reduction in the exercise price of the Class A Warrant and the extension of the Class A Warrant expiration date.

     Attached as Exhibit 4.2 hereto is Amendment No. 2 to the Class B Warrant Agreement, dated as of June 6, 2002, by and between the Company and U.S. Bank, N.A. (formerly known as Firstar Bank, N.A.) relating to the reduction in the exercise price of the Class B Warrant.

     Attached as Exhibit 99.1 hereto is a notice dated June 6, 2002 to the holders of the Company’s Class A Warrants and Class B Warrants relating to the reduction in the respective exercise prices of the Class A Warrant and the Class B Warrant and the extension of the expiration date of the Class A Warrant.

     The Company also issued a press release, attached as Exhibit 99.2 hereto, announcing the commencement of the Class B Warrant offering, reduction in the respective exercise prices of the Class A Warrant and the Class B Warrant, and the extension of the expiration date of the Class A Warrant.

ITEM 7. EXHIBITS.

Exhibit 4.1	Amendment No. 2 to the Redeemable Class A Warrant Agreement, dated as of June 6, 2002, by and between the Company and U.S. Bank, N.A.

Exhibit 4.2	Amendment No. 2 to the Redeemable Class B Warrant Agreement, dated as of June 6, 2002, by and between the Company and U.S. Bank, N.A.

Exhibit 99.1	Notice to Warrant Holders dated June 6, 2002.

Exhibit 99.2	Press Release dated June 6, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HYPERTENSION DIAGNOSTICS, INC.

By	/s/ James S. Murphy
Its Senior Vice President, Finance and
Administration and Chief Financial Officer

Dated: June 6, 2002